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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                               GMX RESOURCES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if Other Than Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ______________________.

      2)    Aggregate number of securities to which transaction applies:
            ______________________.

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ___________________.

      4)    Proposed maximum aggregate value of transaction: _________________.

      5)    Total fee paid: ___________________.

[_]   Fee  paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: __________________.

      2)    Form, Schedule or Registration Statement No.: _________________.

      3)    Filing Party: __________________________.

      4)    Date Filed: ___________________________.

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
                               GMX RESOURCES INC.
                         9400 NORTH BROADWAY, SUITE 600
                          OKLAHOMA CITY, OKLAHOMA 73114
                                 (405) 600-0711


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2006


TO THE SHAREHOLDERS OF GMX RESOURCES INC.:

            The Annual Meeting of Shareholders of GMX Resources Inc. (referred to herein as the "Company" or "GMX"), will be held on Tuesday, May 23, 2006, at 10:00 a.m. at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, for the following purposes:

            1. To elect five directors to serve for the ensuing year and until their successors are elected and qualified.

            2. To ratify the selection of Smith, Carney & Co., P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2006.

            3. To transact such other business as may come before the meeting or any adjournment thereof.

            The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to the shareholders, unless required by applicable law or the bylaws of the Company.

            Only shareholders of record at the close of business on April 24, 2006, are entitled to notice of, and to vote at, the meeting. A list of such shareholders will be available at the meeting and at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, for ten days before the meeting.

            All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a proxy issued in your name by the record holder.



                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              __________________________________
                                              Ken L. Kenworthy, Sr., Secretary


Oklahoma City, Oklahoma
April 30, 2006

                               GMX RESOURCES INC.
                         9400 NORTH BROADWAY, SUITE 600
                          OKLAHOMA CITY, OKLAHOMA 73114
                                 (405) 600-0711

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 23, 2006


            The following information is furnished in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of GMX Resources Inc., an Oklahoma corporation, to be held on Tuesday, May 23, 2006, at 10:00 a.m. at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114. This Proxy Statement will be mailed on or about April 30, 2006, to holders of record of common stock as of the record date.

            The record date and time for determining shareholders entitled to vote at the Annual Meeting have been fixed at the close of business on April 24, 2006. On that date, the Company had outstanding 11,207,467 shares of common stock. Each outstanding share of common stock is entitled to one vote.

            The enclosed proxy for the Annual Meeting is being solicited by the Company's board of directors. The Company will bear the entire cost of such solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

            Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

            The board of directors has fixed the number of directors constituting the board at five and has nominated the current five members of the board for re-election. Currently directors are elected annually for a term of one year.

            Each director, if elected, will hold office until the expiration of his term and until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Each nominee has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve. Should any of the nominees named below cease to be a nominee at or prior to the Annual Meeting, the shares represented by the enclosed proxy will be voted in favor of the remainder of the nominees named below and for such substitute nominees, if any, as may be designated by the board of directors and nominated by either of the proxies named in the enclosed proxy. Proxies cannot be voted for a greater number of nominees than the number of nominees named herein.

ELECTION THRESHOLD

            The five nominees for directorships receiving a plurality of the votes cast by shareholders at the Annual Meeting will be elected.

RECOMMENDATION OF THE BOARD

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NAMED NOMINEES.

            The nominees for directors of the Company are as follows:

NAME                       AGE     POSITION(S) CURRENTLY HELD                         DIRECTOR OF GMX SINCE
----                       ---     --------------------------                         ---------------------
Ken L. Kenworthy, Jr.       49     President, Chief Executive Officer and Director            1998
Ken L. Kenworthy, Sr.       70     Executive Vice President, Secretary, Treasurer,
                                   Chief Financial Officer and Director                       1998
T. J. Boismier              71     Director                                                   2001
Steven Craig                49     Director                                                   2001
Jon W. "Tucker" McHugh      61     Director                                                   2005

            For information with respect to the business backgrounds of each of the Company's directors and certain familial relationships, please see Part III,
Item 9, in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, a copy of which is enclosed.

                          BOARD COMMITTEES AND MEETINGS

BOARD OF DIRECTORS MEETINGS

            During the year ended December 31, 2005, the board of directors held five meetings. All directors in office at the time of such meetings attended all of the meetings of the board of directors held during 2005.

COMPENSATION OF DIRECTORS

            For information with respect to this matter, please see Part III,
Item 10, in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, a copy of which is enclosed.

BOARD COMMITTEES

            The Company's board of directors has an Audit Committee, a Compensation Committee and a Nominating Committee, each of which consisted of Messrs. T. J. Boismier, Steven Craig, and Mr. Jon "Tucker" McHugh during 2005. All committee members attended all of the meetings of such committees held during 2005.

            The Audit Committee's functions include approving the engagement of the Company's independent registered public accounting firm, reviewing with such firm the results and scope of its auditing engagement, establishing procedures for the treatment of complaints regarding accounting, internal accounting control or auditing matters, and various other matters. This committee met five times in 2005. The Audit Committee operates under a formal written charter adopted by the board of directors. The Audit Committee reviewed the charter in 2005 and adopted an amended and restated charter, which is attached as Appendix A.

            The Compensation Committee is responsible for establishing compensation policies and levels for the Company's chief executive officer and other senior officers. This committee makes recommendations to the board of directors of the Company with respect to the various executive compensation plans that have been or may be adopted by the Company, as well as the specific compensation levels of executive officers. The Compensation Committee met two times in 2005. The Compensation Committee operates under a formal written charter adopted by the board of directors.

            The Nominating Committee's function is to assist the board in selecting and screening nominees for the board and to oversee various corporate governance matters. The Nominating Committee operates under a formal written charter adopted by the board of directors. This committee met two times in 2005.

CORPORATE GOVERNANCE

            The Company has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is applicable to all employees and directors, including the Company's principal executive, financial and accounting officers. A copy of the Code of Business Conduct and Ethics as well as the charters for the Audit, Compensation and

Nominating Committees are available at the Company's web site, www.gmxresources.com. The Company intends to disclose amendments to, or waivers from, its Code of Business Conduct and Ethics by posting to its web site.

            NASDAQ rules require that the Company's independent directors meet in executive session on a regular schedule. The Company provides the independent directors with the opportunity to meet in executive session before or after every board meeting. The Company presently has three independent directors, Messrs. Boismier, Craig and McHugh. The board has adopted the independence criteria of the NASDAQ corporate governance rules to determine the independence of its directors. The board has determined that each of Messrs. Boismier, Craig and McHugh are independent under such criteria. In addition, the board has determined that Messrs. Boismier, Craig and McHugh meet the independence requirements of the Securities and Exchange Commission ("SEC") and the NASDAQ for service on the Audit Committee. The board has also determined that Mr. McHugh qualifies as a "financial expert" as defined by the rules of the SEC based on his experience and education.

            The Company's Nominating Committee Charter provides that any person, including any shareholder, desiring to communicate with, or make any concerns known to, the Company, directors generally, non-management directors or an individual director only, may do so by submitting them in writing to the Company's Corporate Secretary, with information to identify the person submitting the communication or concern, including the name, address, telephone number and an e-mail address (if applicable), together with information indicating the relationship of such person to the Company. The Company's Corporate Secretary is responsible for maintaining a record of any such communications or concerns and submitting them to the appropriate addressee(s) for potential action or response. The Company will establish the authenticity of any communication or concern before forwarding it to the addressee. Under the Nominating Committee Charter, the Company is not obligated to investigate or forward any anonymous submissions from persons who are not employees of the Company.

            The Company does not have a specific policy regarding board members' attendance at annual meetings of shareholders, although, as a general rule, all directors usually attend such meetings. At the 2005 annual meeting of shareholders, all directors then serving on the board attended the meeting.

            The Company's Nominating Committee Charter provides that the Nominating Committee is responsible for assessing the skills and characteristics of board members and for screening potential board candidates. The criteria for nomination of directors are set forth in the Nominating Committee Charter, and the Charter does not address specific minimum qualifications or skills that a nominee or board member must have. The process used by the Nominating Committee for identifying and evaluating nominees for the Company's board consists of reviewing qualifications of candidates suggested by management, other board members or shareholders.

            Under the Nominating Committee Charter, the Nominating Committee will consider recommendations from shareholders for nomination as a board member. Any such recommendation should be addressed to the Company's Corporate Secretary and should contain (i) the name, address and telephone number and number of shares owned by the shareholder making the recommendation and a statement that the shareholder has a good faith intent to remain as a shareholder until the Company's next annual meeting of shareholders; (ii) the information about the proposed nominee that would be required to be disclosed by the applicable rules of the Securities and Exchange Commission if the nominee were nominated; (iii) a description of any relationship between the nominee and the shareholder making the recommendation;
(iv) any additional information that the shareholder desires to submit addressing the reasons that the nominee should be nominated to the board; and
(v) a consent of the nominee to be interviewed by the Nominating Committee if requested and to serve on the board if nominated and elected. Any recommendation should be submitted at least 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. There are no specific minimum qualifications for shareholder nominees. The Company has not previously received nominees from common shareholders and, accordingly, is unable to determine whether the process for evaluation of shareholder nominees differs from the process for evaluation of other nominees.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee has met and held discussions with management and the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm. The Audit Committee discussed with the Company's independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

            The Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, relating to their independence, and the Audit Committee discussed with such independent registered public accounting firm that firm's independence.

            Based on the Audit Committee's discussion with management and the Company's independent registered public accounting firm and its review of the representation of management and the report of such independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the board of directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.

            -- T. J. Boismier, Steven Craig and Jon "Tucker" McHugh, members of the Audit Committee


                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

            The Audit Committee has approved Smith, Carney & Co., P.C. ("Smith Carney") as the Company's independent registered public accounting firm for the year ending December 31, 2006. Smith Carney also served as the Company's independent registered public accounting firm for the years ending December 31, 2004 and 2005. Representatives of Smith Carney are not expected to be present at the Annual Meeting, but they will be given the opportunity to make a statement if they attend and so desire. Unless such representatives attend the Annual Meeting, they will not be available to the shareholders to respond to appropriate questions.

AUDIT AND OTHER FEES

            For information with respect to this matter, please see Part III,
Item 14, in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, a copy of which is enclosed.


                                 PROPOSAL NO. 2
                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The Audit Committee has directed the Company to submit the selection of Smith Carney as the Company's independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Neither the Company's bylaws nor other governing documents or law require shareholder ratification of the selection of Smith Carney as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of Smith Carney to the shareholders for ratification as a matter of good corporate practice, consistent with the 2005 Corporate Governance Policy of Institutional Shareholder Services. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

APPROVAL THRESHOLD

            The selection of Smith Carney as the Company's independent registered public accounting firm for the year ending December 31, 2006, will be ratified if it is approved by a majority of the votes cast by shareholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF SMITH CARNEY AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

            For information with respect to the security ownership of certain beneficial owners and management, please see Part III, Item 11, in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, a copy of which is enclosed.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                             EXECUTIVE COMPENSATION;
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

            For information with respect to directors, executive officers, executive compensation and compliance with Section 16(a) of the Securities Exchange Act, please see Part III, Items 9 and 10, in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, a copy of which is enclosed.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            For information with respect to this matter, please see Part III,
Item 12, in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, a copy of which is enclosed.


                                VOTING PROCEDURES

            As described above, directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. The ratification of Smith Carney as the Company's independent registered public accounting firm for the year ending December 31, 2006, and all other matters properly brought before the Annual Meeting will be decided by a majority of the votes cast on the matter at the Annual Meeting, unless otherwise required by law.

            Shares represented by proxies that are marked "withhold authority" with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Because directors are elected by a plurality rather than a majority of the shares present in person or represented by proxy at the Annual Meeting, proxies marked "withhold authority" with respect to any one or more nominees will not affect the outcome of a nominee's election unless the nominee receives no affirmative votes or unless other candidates are nominated for election as directors.

            Shares represented by limited proxies will be treated as represented at the meeting only as to such matter or matters for which authority is granted in the limited proxy. Shares represented by proxies returned by brokers where the brokers' discretionary authority is limited by stock exchange rules will be treated as represented at the Annual Meeting only as to such matter or matters voted on in the proxies. Because the Classified Board Amendment requires the approval of a majority of the Company's outstanding common stock, a lack of voting direction with respect to the Classified Board Amendment will have the effect of a "no" vote with respect to the Classified Board Amendment proposal.

            Unless otherwise directed in the proxy, shares represented by valid proxies will be voted FOR the election of the director nominees. With respect to the approval of the ratification of Smith Carney as the Company's independent registered public accounting firm for the year ending December 31, 2006, shares represented by proxies will be voted in accordance with the recommendations of the board of directors. As to any other business which may properly come before the Annual Meeting, shares represented by proxies will be voted in accordance with the recommendations of the board of directors, although the Company does not presently know of any such other business.

                            PROPOSALS OF SHAREHOLDERS

            Each year the board of directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the board of directors or the shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2007 must be received by the Company (addressed to the attention of the Secretary) on or before December 31, 2006. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at the Company's 2007 annual meeting will be considered untimely for purposes of Rule 14a-4 if notice thereof is received by the Company after March 15, 2007. The proxy solicited by the board of directors for the 2007 Annual Meeting will confer discretionary authority to vote on any such shareholder proposal presented at the 2006 Annual Meeting unless the Company is provided with timely notice of the proposal. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Oklahoma.


                                  OTHER MATTERS

            As of the date of this Proxy Statement, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to herein. Additional business may properly be brought before the Annual Meeting by or at the direction of the Company's board of directors.


                                  ANNUAL REPORT

            The Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2005, including audited financial statements, is enclosed with this Proxy Statement. Item 8 of
Part II and Items 9, 10, 11, 12 and 14 of Part III of the Annual Report are referenced in, and are a part of, this Proxy Statement.

            COPIES OF THE EXHIBITS OMITTED FROM THE ENCLOSED ANNUAL REPORT ON FORM 10-KSB ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO KEN L. KENWORTHY, SR., 9400 NORTH BROADWAY, SUITE 600, OKLAHOMA CITY, OKLAHOMA 73114.

               APPENDIX A TO PROXY STATEMENT OF GMX RESOURCES INC.
               ----------
================================================================================


                               GMX RESOURCES INC.
                               ------------------

                             AUDIT COMMITTEE CHARTER

                             As Amended and Restated
                                November 8, 2005

PURPOSE

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent registered public accounting firm's qualifications and independence,
(3) the performance of the Company's independent registered public accounting firm and independent audit function, if any, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. Marketplace Rules (the "Rules") and the Securities Exchange Act of 1934 (the "Exchange Act"). At least one member of the Audit Committee shall have the financial sophistication as required by the Rules.

If an Audit Committee Member ceases to be independent for reasons outside the member's reasonable control, his or her membership on the Audit Committee may continue until the earlier of the Company's next annual shareholders' meeting or one year from the occurrence of the event that caused the failure to qualify as independent.

The members of the Audit Committee shall be appointed and may be replaced by the Board.

One member of the Audit Committee shall be assigned as Chairman of the Audit Committee by the Board. The Chairman of the Audit Committee shall be responsible for leadership of the Audit Committee, which shall include scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board.

MEETINGS

The Audit Committee shall meet as often as it determines necessary but not less frequently than quarterly. The Audit Committee shall meet periodically in separate executive sessions with management, the internal auditor, if any, and the independent registered public accounting firm, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent registered public accounting firm attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent registered public accounting firm for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     o Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     o Review and discuss with management and the independent registered public accounting firm the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm's review of the quarterly financial statements.

     o Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issue as to the adequacy of the Company's internal controls and any special steps adopted in light of any material control deficiencies.

     o Review and discuss with management and the independent registered public accounting firm any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

     o When required by the rules of the Commission to prepare internal control reports, review and discuss with management (including the internal auditor, if any) and the independent registered public accounting firm the Company's internal control report and the independent registered public accounting firm's attestation of the report prior to the filing of the Company's Form 10-K.

     o Review and discuss quarterly reports from the independent registered public accounting firms on:

          o    all critical accounting policies and practices to be used;

          o all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; and

          o Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     o Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     o Discuss with management and the independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     o Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     o Review the Company's CEO and CFO certifications (when required by applicable Commission rules) for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     o Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     o Review and evaluate the lead partner of the independent registered public accounting firm team.

     o Obtain and review a report from the independent registered public accounting firm at least annually regarding (a) the independent registered public accounting firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent registered public accounting firm, including considering whether the registered public accounting firm's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the registered public accounting firm's independence, and taking into account the opinions of management and internal auditor (if any). The Audit Committee shall present its conclusions with respect to the independent registered public accounting firm to the Board.

     o Obtain from the independent registered public accounting firm a formal written statement delineating all relationships between the independent registered public accounting firm and the Company consistent with Independence Standards Board Standard 1. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the registered public accounting firm and for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

     o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     o Make a recommendation to the Board with respect to the Company's proposed hiring of employees or former employees of the independent registered public accounting firm.

     o Discuss with the independent registered public accounting firm material issues on which the national office of the independent registered public accounting firm was consulted by the Company's audit team.

     o Meet with the independent registered public accounting firm prior to the audit to discuss the planning and staffing of the audit.

OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION (WHEN ESTABLISHED)

     o Discuss with management and the independent registered public accounting firm the desirability or necessity for establishing an internal audit function.

     o    Review the appointment and replacement of the senior internal auditor.

     o Review the significant reports to management prepared by the internal auditor and management's responses.

     o Discuss with the independent registered public accounting firm and management the internal auditor's responsibilities, and any recommended changes in the planned scope of the internal audit.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

     o Obtain from the independent registered public accounting firm assurance that Section 10A(b) of the Exchange Act has not been implicated.

     o Advise the Board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Business Conduct and Ethics.

     o    Approve all related party transactions.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     o Discuss with the Company's legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               GMX RESOURCES INC.
                         9400 NORTH BROADWAY, SUITE 600
                          OKLAHOMA CITY, OKLAHOMA 73114
                                 (405) 600-0711

          The undersigned hereby appoints Ken L. Kenworthy, Sr. and Amber Croissant, and each of them, as proxies (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of GMX Resources Inc. held of record by the undersigned on the record date at the Annual Meeting of Shareholders to be held on May 23, 2006, or any reconvention thereof.

          Please mark your votes as indicated in this example:  [X]



ITEM 1.   ELECTION OF DIRECTORS               FOR              WITHHELD FOR ALL

Nominees: Ken L. Kenworthy, Jr.               [_]                     [_]
          Ken L. Kenworthy, Sr.
          T. J. Boismier
          Steven Craig
          Jon W. "Tucker" McHugh

WITHHELD FOR (Write nominee name(s) in the space provided):_____________________



ITEM 2. RATIFICATION OF SELECTION OF SMITH, CARNEY & CO., P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                              FOR                  AGAINST

                                              [_]                     [_]



          In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If any other business is presented at the Annual Meeting, this Proxy shall be voted in accordance with the recommendations of the board. As to Items 1 through 2, this Proxy will be voted as directed, but if no directions are indicated, it will be voted FOR the nominees listed in Item 1 and FOR the approval of all other Items.

                                              Signature(s) _____________________

                                              Date _____________________________


NOTE: Please sign as name appears hereon. Only one joint owner is required to sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

          APPENDIX TO PROXY STATEMENT OF GMX RESOURCES INC. CONTAINING
             SUPPLEMENTAL INFORMATION REQUIRED TO BE PROVIDED TO THE
                       SECURITIES AND EXCHANGE COMMISSION


          The following is information required to be provided to the Securities and Exchange Commission in connection with the definitive proxy materials of GMX Resources Inc. (the "Company") relating to the 2006 Annual Meeting of Shareholders of the Company. This information is not deemed to be part of the Proxy Statement and will not be provided to shareholders in connection with the Proxy Statement.

I. The Company anticipates that definitive proxy materials will be mailed to shareholders on or about April 30, 2006.